Exhibit 10.5

AWARD/CONTRACT

PAGE 1 OF 38 PAGES

2. CONTRACT (Proc. Inst. Ident.) NO: HSO100200500006C

3. EFFECTIVE DATE:

4. REQUISITION/PURCHASE REQUEST/PROJECT NO:

6. ADMINISTERED BY (If other than Item 5) — CODE:

DUNS 79-705-7437

TIN: 223178468

CODE — FACILITY CODE

8. DELIVERY: ☐ FOB ORIGIN ☒ OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT: N/A

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN — ITEM 5

11. SHIP TO/MARK FOR — CODE: See Block 5

12. PAYMENT WILL BE MADE BY — CODE: See Block 5

14. ACCOUNTING AND APPROPRIATION DATA: Appropriation 7550140 CAN 1990088 Object Class 25.12

15G. TOTAL AMOUNT OF CONTRACT ▶ $

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any condition sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

20A. NAME OF CONTRACTING OFFICER
Brian K. Goodger

19B. NAME OF CONTRACTOR
Human Genome Sciences, Inc.
BY [signature]
(Signature of person authorized to sign)

19C. DATE SIGNED: 9/21/05

20B. UNITED STATES OF AMERICA
BY Brian K. Goodger
(Signature of Contracting Officer)

20C. DATE SIGNED: 9/23/05

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is usable

1 THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 3501 DF AWARD/CONTRACT RATING PAGE PAGES 38 —— —— —— —— — 2 CONTRACT (Ptoc Inst Mem ) NO HS0100200500006C 3 EFFECTIVE DATE 4 REQUISITION/PURCHASE REQUEST/PROJECT NO —— —— — 0 ISSUED BY CODE 6 ADMINISTERED BY (IF other than Item 51 CODE
SW, Room 636G
DHHS/OS/OPHEP/ORDC 200 Independence Ave Washington, DC 20201
7 NAME AND ADDRESS OF CONTRACTOR (No . street- county. Slats and ZIP Code)
Human Genome Sciences, Inc.
14200 Shady Grove Road Rockville, MD 20850
DUNS 79-705-7437
8 DELIVERY
FOB ORIGIN
OTHER (SEE below!
9 DISCOUNT FOR PROMPT PAYMENT N/A
10 SUBMIT INVOICES 4) copies unless other- ITEM wise specified! TO THE ADDRESS SHOWN IN 5 CODE FACILiTY CODE —— — 11 SHIP TO/MARK FOR 1 2 PAYMENT WILL BE MADE BY CODE CODE See Block 5 See Block 5 — 1 3 AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: 10U S C 2304(c) 41 U S C 253(c) 14 ACCOUNTING AND APPROPRIATION DATA object —— — 15A. ITEM NO. 15B. SUPPLIES/SERVICES 15C. QUANTITY 15D.UNIT 15E. UNIT PRICE 15F. AMOUNT —— —— —— —— —— — See Section B — 15G. TOTAL AMOUNT OF CONTRACT $ —— —
16. TABLE OF CONTENTS
[XI SEC. DESCRIPTION PAGE IS! (X) SEC. DESCRIPTION PAGE(S) —— —— —— —— —— —— —— — PART I — THE SCHEDULE PART II — CONTRACT CLAUSES —— — X A SOLICITATION/CONTRACT FORM 1 x 1 CONTRACT CLAUSES 34 —— —— —— —— —— —— —— — x B SUPPLIES OR SERVICES AND PRICES/COSTS 2 PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH. —— —— —— —— — X C DESCRIPTION/SPECS. /WORK STATEMENT 8 X J LiST OF ATTACHMENTS 38 —— —— —— —— —— —— —— — X D PACKAGING AND MARKING 16 PART IV REPRESENTATIONS AND INSTRUCTIONS —— —— —— —— — REPRESENTATIONS, CERTIFICATIONS AND OTHER X E INSPECTION AND ACCEPTANCE 17 K STATEMENTS OF OFFERORS —— —— —— — X F DELIVERIES OR PERFORMANCE 18 —— —— —— — X G CONTRACT ADMINISTRATION DATA 21 L 1NSTRS., CONDS., AND NOTICES TO OFFERORS —— —— —— —— —— — X H SPECIAL CONTRACT REQUIREMENTS 25 M EVALUATION FACTORS FOR AWARD —— —— —— —— —— — CONTRACTING OFFICER WILL COM ‘LETEITEM 17 OR 18 AS APPLICABLE —— — 17 CONTRACTOR S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2 copies to issuing office ) Contractor 18 AWARD (Contractor is not required to sign this document) Your offer on Solicitation Number —— —
including the additions 01 changes mads by you which additionsTor changes; are set (or!h in lull above, ts hereby accepted as to the items listed above “andon any condition sheets. This award consummates thp contract which consists of the iollowing documents: la] the Government’s solicitation and your oUsr and (ta) this BwaroYcorstract No further contractual document is necessary agrees to furnish and deliver all items or perform aH the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: la) this award/contract, fb) the solicitation, if any. and Ic) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein /Attachments
19A NAME AND TITLE OF SIGNER /Type or print! 20A NAME OF CONTRACTING OFFICER E. Thomas Watkins Chief Executive Officer Brian K,. Goodger —— — ''B. NAME OF CONTRACTOR ~- 19C DATE SiGNED 20B UNiTED STATES OF AMERICA 20C DATE SIGNED . 9/21/05 by: Brian K. Goodgeo 9/23/05 —— — (Signature of person authorized to sign! [Signature of Contracting Officer) —— —
AUTHORIZED FOR LOCAL REPRODUCTION Previous edition is usable
STANDARD FORM 26 (REV 12/2002! Prescribed by GSA FAR (48 CFR) 53 214(a)

Section B — Supplies Or Services And Prices/Costs
B.1 Description of Services
The Contractor shall supply the necessary supplies and services, for the purchase and maintenance within the Strategic National Stockpile (SNS), of anthrax therapeutic products to treat United States (US) civilians with inhalational anthrax disease, in accordance with Section C, Statement of Work. The United States Government (USG) will purchase Investigational New Drug (IND) Final Drug Product (FDP), (manufactured under cGMP conditions and described in the IND application to be used in the Phase I clinical trial) and perform independent comparative testing of products from prospective Contractor(s) (as described in requirement 1) and conduct an analysis of the comparative testing results. The USG test information, along with the contractor’s own product/test data and national security considerations, will form the basis of the USG’s decision process for additional product acquisition.
B.2 Consideration and Payment (FFP)
In consideration for completion of the work, described under CLINs 0001 & 0002, the Contractor shall be paid an amount not to exceed $1,797,372.00, in accordance with Section C.5, Requirement 1, of the Statement of Work.
B.3 Reserved
The anthrax therapeutic product that is mentioned throughout this contract is the Contractor’s Protective Antigen monoclonal Antibody (ABthrax tm)
B.4 Reserved
B.5 Reserved

B.6 Contract Line Item Numbers (CLINs)

EXTENDED
ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	PRICE
0001	Final Drug Product (FDP)

	The Contractor shall manufacture anthrax therapeutic FDP, for use in testing, in accordance with the attached Statement of Work. The USG intends to only pay for costs associated with the manufacture of the FDP used for testing. The USG does not intend to pay for any costs associated with Research & Development of the product.	A quantity of FDP that includes 10 grams of active pharmaceutical ingredient	[***]	[***]

This is a Firm Fixed Price line item

0002	Test Support	1 Job	[***]	[***]

The Contractor shall provide all necessary labor, effort, supplies and other necessary items in order to provide information and other support services, to aid the Government in the testing of the FDP acquired under contract line item number 0001, in accordance with the attached Statement of Work.

This is a Firm Fixed Price line item

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     B.7 Optional CLINs
Contract Line Item Numbers 0003A — 0008 are Optional. These optional CLINs may be exercised, in accordance with FAR 52.217-7, (Option for Increased Quantity-Separately Priced Line Item) after USG testing in CLINs 0001 & 0002 and within 12 months from the date of contract award. Optional CLINs for Anthrax Therapeutic Products that do not meet a favorable analysis of the comparative testing results will not be exercised by the USG.

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	EXTENDED PRICE
0003A	The Contractor shall manufacture Anthrax Therapeutic Product and label as IND material.	10,000 — 20,000	[***]	[***]
* In accordance with the Project Bio-Shield Act of 2004, the Contractor will be paid a discounted price per unit of a product that is not licensed, cleared or approved at the time of delivery to the USG as IND material. The contractor will be paid an additional amount under CLIN 0005 if the product becomes licensed, cleared, or approved by FDA before the expiration date of the contract.

	This is a Firm Fixed-Price Line Item	20,001 — 30,000 30,001 — 40,000 40,001 — 50,000 50,001 — 60,000 60,001 — 70,000 70,001 — 99,999 100,000 Therapeutic Courses of Treatment	[***] [***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***] [***]

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM	SUPPLIES/SERVICES	QTY/UNIT	EST. COST	FIXED FEE	TOTAL EST. CPFF
0003B	Conduct Stability and Potency Testing, Advanced Development/Pivotal Studies, Submit Regulatory Submissions, Ship, Store, and Dispose of Product	1 Job	[***]	[***]	[***]

The Contractor shall perform Stability & Potency Testing, and Conduct Advanced Development/Pivotal Studies, etc. in accordance with Requirements 3-7 of the attached Statement of Work.

This is a Cost Plus Fixed-Fee Line Item.

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	EXTENDED PRICE
0004	The Contractor shall execute the labeling strategy to convert the investigative phase of the label to the approved/licensed label, in accordance with the attached Statement of Work.

	This is a Firm Fixed-Price Line Item.	10,000 — 20,000 20,001 — 30,000 30,001 — 40,000 40,001 — 50,000 50,001 — 60,000 60,001 — 70,000 70,001 — 100,000 Therapeutic Courses of Treatment	[***] [***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***] [***]

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	EXTENDED PRICE
0005	The Contractor shall receive payment, for Anthrax Therapeutic Product labeled as FDA approved/licensed material, in accordance with the attached Statement of Work.

The USG will authorize an additional payment to the Contractor once the therapeutic courses of treatment are finalized as FDA approved/licensed material in accordance with the discounted payment description in CLIN 0003A above.

	This is a Firm Fixed-Price Line Item.	10,000 — 20,000 20,001 — 30,000 30,001 — 40,000 40,001 — 50,000 50,001 — 60,000 60,001 — 70,000 70,001 — 99,999 100,000 Therapeutic Courses of Treatment	[***] [***] [***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***] [***] [***]

TOTAL EST.
ITEM	SUPPLIES/SERVICES	QTY/UNIT	EST. COST	FIXED FEE	CPFF
0006	The Contractor shall perform maintenance production capacity.

The Contractor shall manufacture, release, maintain, and monitor one (1) full scale lot of Bulk Drug Substance (BDS) per year for the life of the life of the contract in accordance with Section C.5, requirement 8, of the Statement of Work.

	This is a Cost Plus Fixed Fee Line Item	1 Job	[***]	[***]	[***]

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM	SUPPLIES/SERVICES	QTY/ UNIT	EST. COST	FIXED FEE	TOTAL EST. CPFF
0007	The Contractor shall conduct Clinical Trials in Special Populations.	1 Job	[***]	[***]	[***]

Design and conduct Clinical Trials in Special Populations in accordance with Section C.5, Requirement 9, of the Statement of Work.

This is a Cost Plus Fixed-Fee Line Item.

ITEM	SUPPLIES / SERVICES	QTY/UNIT	EST. COST	FIXED FEE	TOTAL EST. CPFF
0008	The Contractor shall conduct Phase 4 Post Marketing Studies.	1 Job	[***]	[***]	[***]

Design and conduct Phase 4 post marketing studies to verify and describe the product’s clinical benefit and assess safety when used as indicated (this CLIN will only be exercised in the event the Government releases for use stockpiled product) in accordance with Section C.5, Requirement 4, of the Statement of Work.

This is a Cost Plus Fixed-Fee Line Item.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section C — Description/Specification/Work Statement
C.1 Project Identification and Purpose
The purpose of this requirement is the acquisition and maintenance within the Strategic National Stockpile (SNS) of therapeutic products to treat United States (US) civilians with inhalational anthrax disease. The types of products to be acquired under this solicitation include the following: immunotherapeutic antitoxins (e.g., monoclonal antibodies, polyclonal antibodies, and human immune globulin), other protein products (e.g., mutated toxins), and small molecular entity treatments (e.g., protease inhibitors) for the treatment of inhalational anthrax disease. It is anticipated that these products would be used concurrently with antimicrobial therapy in the treatment of symptomatic patients exposed to anthrax. The USG will purchase a quantity of Investigational New Drug (IND) Final Drug Product (FDP) that includes 10 grams of active pharmaceutical ingredient and perform independent comparative testing of products from the Contractor(s). The USG shall conduct an analysis of the comparative testing results. The USG test information will be one factor among several factors used to determine whether optional ranges of products in CLIN 0003A will be exercised; the contractor’s own product and test data, as well as national security considerations, will also be an important component of the USG’s decision process. The acquisition ranges for this project will be between 10,000 and 100,000 therapeutic courses of treatment of products from the categories described above. The USG reserves the right to make one or more awards. Desirable product characteristics include: controlled room temperature storage; long shelf life; packaging as single or small multiple doses; and no or minimal ancillary supplies needed to administer the product. Refrigeration would be preferable to freezing if room temperature storage were not possible. While these are optimal product characteristics, the USG recognizes that these may not be achievable for all types of products. The USG is interested in storage proposals that would significantly extend shelf-life.
The Federal Response Plan of the Department of Homeland Security designates the Department of Health and Human Services (HHS) as the lead agency for public health and medical response to manmade or natural disasters. In 2002, HHS established the Office of the Assistant Secretary for Public Health Emergency Preparedness (OASPHEP). This office is responsible for the implementation of a comprehensive HHS strategy to protect from, and be prepared to respond to, acts of bioterrorism and other public health emergencies threatening the civilian population.
The Office of Research and Development Coordination (ORDC) in OASPHEP has the primary responsibility within HHS to contract for large-scale manufacturing and delivery of licensable products to the SNS in preparation for response to a public health emergency. This requirement will require the submission of the appropriate FDA regulatory marketing application (New Drug Application (NDA) or a Biologics License Application (BLA)), application supplements, long-term maintenance (during the contract period of performance) of the stockpiled products, and long-term manufacturing base to continue replenishing the stockpile as product expires. Accelerated, stress, and long-term storage stability testing data supporting a long-term expiration-dating period for the therapeutic products stored in the SNS is considered important for the USG.
C.2 Background and Need
Recognizing the potential threat posed by the use of infectious agents as weapons of biological warfare and the deliberate exposure of citizens of the U.S., postal workers, and other USG employees to Bacillus anthracis spores in 2001, HHS has taken action to stockpile anthrax vaccine. Antimicrobials are also stored in the SNS for use in the event of another anthrax attack. Antimicrobials are effective against anthrax bacteria and inhalational anthrax disease may be prevented if antimicrobial drugs are initiated shortly after exposure to spores. However, any delay in antimicrobial therapy and/or overwhelming exposure may result in toxemia. The release of toxins accounts for most of the morbidity and mortality associated with progressive inhalational anthrax disease. Post-exposure vaccination and antimicrobial interventions are not effective in treating the toxemia that occurs as the disease progresses. This acquisition is for agents directed at the treatment of toxemia resulting from inhalational anthrax disease.

Because of the urgency of this requirement, products to be considered for acquisition must meet the Absolute Criteria for Eligibility by time of proposal submission. These criteria are:
1)	A complete IND submitted to and received by the Food and Drug Administration (FDA) for initiation of clinical trials. The IND must conform to the requirements as specified in 21 Code of Federal Regulations (CFR) 312.

2)	Proof-of concept data in small animals.
Note: Offerors’ products must be allowed to proceed by FDA under IND by time of award.
The urgent nature of the current threat requires an accelerated pace of development, testing, and procurement of an emergency stockpile of therapeutic products. The USG anticipates that prior to licensure or approval by the FDA, if an emergency were declared and the appropriate criteria met, the investigational therapeutic products for inhalational anthrax disease could be administered under either a Centers for Disease Control and Prevention (CDC)-held Investigational New Drug (IND) protocol or an Emergency Use Authorization (EUA) submitted by the CDC. Initial therapeutic product acceptance into the SNS is dependent on the accumulation and submission of the appropriate data to support the use of the product (under IND) in patients showing symptoms of inhalational anthrax disease. However, Contractors are required to diligently pursue FDA licensure or approval of all therapeutic product(s) manufactured and acquired under this Contract, taking all steps required by FDA.
C.3 Definitions
Accelerated Approval—Approval of a new drug or biological product for a serious or life-threatening illness based on a surrogate endpoint reasonably likely to predict clinical benefit or on an effect on a clinical endpoint other than survival or irreversible morbidity. (21 CFR 314 Subpart H; 21 CFR 601 Subpart E.)
Animal Rule—Approval of new drugs or biological products based on evidence of effectiveness from studies in animals when a) definitive human efficacy studies cannot be conducted because it would be unethical to deliberately expose healthy human volunteers to a lethal or permanently disabling toxic biological, chemical, radiological, or nuclear substance; and b) field trials to study the product’s effectiveness after an accidental or hostile exposure have not been feasible. (21 CFR 314 Subpart I; 21 CFR 601 subpart H.)
Anthrax Therapeutic Product— immunotherapeutic antitoxins (e.g., monoclonal antibodies, polyclonal antibodies, and human immune globulin), other protein therapeutic products (e.g. mutated toxins), and small molecular entity treatments (e.g. protease inhibitors) for the treatment of inhalational anthrax disease.
Advanced development/pivotal studies—Includes 1) expanded human safety studies, 2) animal efficacy studies if following the Animal Rule or clinical studies required for Accelerated Approval; and 3) other studies as deemed necessary by FDA for approval or licensure of product.
BDS—Bulk Drug Substance
BLA—Biologics License Application
CBER—Center for Biologics Evaluation and Review
CDC—Centers for Disease Control and Prevention
CDER—Center for Drug Evaluation and Research
CFR—Code of Federal Regulations
cGMP—Current Good Manufacturing Practices: 21 CFR 210, 211 and 600

EUA—Emergency Use Authorization (Under Public Law 108-276, the Project Bioshield Act of 2004, the Secretary of HHS may authorize the emergency use of a medical product that is not FDA approved/licensed for that use. CDC will coordinate EUA activities for products under this acquisition).
FDA—Food and Drug Administration
FDP—Final Drug Product
GCP—Good Clinical Practices: 21 CFR 50, 54, 56, 312, 314, 361
GLP—Good Laboratory Practices: 21 CFR 58
HHS—Department of Health and Human Services
IACUC—Institutional Animal Care and Use Committee: Public Health Service Policy on Humane Care and Use of Laboratory Animals (http://grants.nih.gov/grants/olaw/references/phspol.htm)
ICH—International Conference on Harmonisation
IND—Investigational New Drug
NDA—New Drug Application
OASPHEP—Office of the Assistant Secretary for Public Health Emergency Preparedness
OHRP—Office for Human Research Protections
ORDC—Office of Research and Development Coordination
SDB—Small Disadvantaged Business
SNS— Strategic National Stockpile. The SNS is a national repository of antibiotics, chemical antidotes, antitoxins, life-support medications; IV administration, airway maintenance and medical/surgical items. The SNS is designed to supplement and re-supply state and local public health agencies in the event of a national emergency anywhere and at anytime within the U.S. or its territories. The SNS includes products in 12-hour push packages (broad spectrum of assets staged and ready for deployment), SNS-managed inventory and vendor-managed inventory. It is planned that anthrax therapeutic products will be held in SNS-managed inventory.
Therapeutic course of treatment—the number of doses of a therapeutic product required to treat a single patient.
US—United States
USG—United States Government

C.4 Contract Tasks
The Contractor, as an independent organization and not as an agent of the Government, shall furnish all necessary services, qualified personnel, materials, supplies, equipment, facilities, transportation and travel as required to:
1)	Deliver a quantity of FDP that includes 10 grams of active pharmaceutical ingredient to treat inhalational anthrax disease for independent comparative testing by the USG.

2)	Manufacture between 10,000 and 100,000 therapeutic courses of treatment of a product to treat inhalational anthrax disease to be delivered to the SNS;

3)	Perform accelerated, stress, and long-term storage stability testing to support the proposed product dating period of the Bulk Drug Substance (BDS) and FDP, and ongoing stability assessments to support extension of the product dating period (as necessary);

4)	Conduct advanced development/pivotal studies, which include a) expanded human safety studies, b) animal efficacy studies if following the Animal Rule, or clinical studies required for Accelerated Approval and c) other studies as deemed necessary by FDA.

5)	Obtain FDA approval/licensure for the therapeutic entity for the treatment of inhalational anthrax disease and provide necessary data to CDC to support CDC submission of a CDC-held IND protocol and/or an EUA to be utilized in the case of an anthrax public health emergency;

6)	Perform quality control and quality assurance monitoring on product in the SNS, track/rotate inventory of the SNS stored product as needed while the product is under IND, and perform stability testing of product through the end of the contract;

7)	Execute any product disposition directions provided by the USG;

8)	Produce, release, maintain and monitor one (1) full scale lot of BDS per year for the life of the contract in order to maintain cGMP capacity to produce sufficient therapeutic courses of treatment of the product to replace expired FDP when ordered by the USG;

9)	Initiate and complete all human and animal safety and efficacy studies to support licensure of biologics or approval of drugs for expanded indications for special populations, including pediatric and geriatric populations. Submit to FDA for review and potential inclusion in product labeling the results of special population studies;

10)	Provide a security plan for development, manufacturing, storage, and distribution of the product;

11)	Provide a security plan for information technology systems.
The Contractor shall perform the work required to manufacture and to gain FDA approval or licensure of a safe and effective product for treatment of inhalational anthrax disease for delivery to the SNS in accordance with the requirements outlined below. The primary requirements are listed below with some containing subcategories of secondary activities. Requirements 1-11 below apply to all product type for treatment of inhalational anthrax disease. The Contractor shall incorporate these requirements into the work plan and timeline.
C.5 Specific Technical Requirements
C.5.A Requirement 1 — Sample of IND FDP
1.	The Contractor shall deliver a quantity of FDP that includes 10 grams of active pharmaceutical ingredient manufactured under cGMP conditions. Comparative testing of the FDP will be performed by the USG. This FDP shall be comparable to the FDP to be used in the advanced development/pivotal studies (Requirement 4). The USG does not intend to pay for any costs associated with Research & Development of the product. Contractor shall divide the samples for testing into aliquots per direction from the USG. The USG will receive the sample aliquots from the Contractor, blind the aliquots, and distribute them for independent testing (such as in vivo or in vitro assays) by the USG. The USG will coordinate with the FDA regarding the selection of appropriate tests and the quality standards to be used for those tests. The USG test information will be one factor among several factors used to determine whether options for additional product will be exercised; the contractor’s own product and test data, as well as national security considerations, will also be an important component of the USG’s decision process.
2.	The Contractor shall provide all necessary labor, effort, supplies, and other necessary items in order to provide information and other support services to aid the USG in the testing of IND FDP.
C.5.B Requirement 2 — Product Manufacturing and cGMP Compliance
1.	The Contractor shall conduct cGMP manufacturing of FDP to be delivered to the SNS. The Contractor shall deliver between 10,000 and 100,000 therapeutic courses of treatment of FDP. The quantity funded by the exercise of optional CLIN 0003A must be delivered to the SNS within a timeframe not to exceed thirty-six (36) months after the optional CLIN is exercised. The BDS and FDP shall meet the specifications agreed upon by the FDA, including demonstration of consistency of manufacturing, and shall be manufactured under cGMP conditions that are suitable for FDA approval/licensure.

2.	The Contractor shall provide information requested by the FDA in order for FDA to schedule and to execute a cGMP site-visit to review the manufacturing facility prior to production of stockpile lots.

3.	The Contractor shall provide a proposal to FDA, with copies to the Contracting Officer and Project Officer, to utilize a single two-part label for both the investigative and licensed/approved (final approvable label) phases of the product. This labeling strategy and mockup will address the use of product pre- and post-licensure/approval and should be designed as not to require re-labeling from an IND label to the FDA approved label once the BLA/NDA is granted. This proposal should describe how the Contractor will remove the IND label, the re-labeling of the inner and outer shipping cartons with the approved label, placement of the approved package insert, and instructions for the end-user for both pre- and post-licensure/approval scenarios. The proposal should also contain a mockup (including carton and shipper) and any/all labeling studies consistent with the proposal. Further instructions will be given after contract award.

4.	The Contractor shall provide information on the anticipated storage temperature (refrigeration would be preferable to freezing if room temperature storage were not possible), shelf life, and supplies needed to administer the product. The Contractor shall make every effort to produce a product with high stability and a long shelf life. The projected type of packaging should be described, (preferably packaging as single or small multiple doses), including packaging for each unit, number of units per case and number of cases per pallet. Projected case dimensions should also be described.

5.	The Contractor shall provide primary and secondary points of contact that will be available 24 hours per day, seven days per week to be notified in case of a public health emergency.

6.	The Contractor shall provide data showing comparability between lots of material used during pre-clinical studies and those intended for clinical studies under IND.

7.	If certified by the International Standards Organization, the Contractor shall provide proof of certification. Certification by the International Standards Organization is not required for award consideration and the Contractor is not required to obtain such certification during contract performance.
C.5.C Requirement 3 — Stability and Potency Testing of Finished Therapeutic
1.	The Contractor shall validate critical assays necessary for BDS and FDP release, stability testing, and for potency evaluation. Validation of all assays by the Contractor will be required for licensure or approval; however FDA will determine which critical assay parameters require validation for product use under a CDC-held IND protocol and/or EUA to be utilized in the case of an anthrax public health emergency. Each quantitative analytical procedure shall be designed to minimize assay variation. Formal quality unit review of analytical test results shall be performed according to established quality standards and procedures.
2.	The Contractor shall conduct adequate stability studies under accelerated, stress, and long-term storage conditions appropriate for the stage of development and type of product (e.g., biologic vs. drug) and potency testing. General guidance regarding stability testing for drug substances, drug products and the biotechnological/biological products can be found in the ICH guidances “Q1A(R2): Stability Testing of New Drug Substances and Products (Second Revision)” and “Q5C Quality of biotechnological products: Stability testing of biotechnological/biological products)” available at http://www.fda.gov/cder/guidance/index.htm.” The Contractor shall also perform stability testing at specified time intervals on the BDS lots stored by the Contractor and all FDP lots placed in the SNS through the end of the contract and provide these results to the USG. This testing will assess whether the product remains within the product specification while data to determine an appropriate expiration date are being acquired. The Contractor shall discuss possible inclusion of the product in the Shelf-Life Extension Program if deemed appropriate by FDA. At the discretion of the USG and independent of testing conducted by the Contractor, the USG reserves the right to conduct inspections and collect samples of product held by the Contractor and in the SNS.
C.5.D Requirement 4 — Design and Conduct Advanced Development/Pivotal Studies
1.	The Contractor shall develop and submit plans to conduct advanced development/pivotal studies including 1) expanded human safety studies, 2) animal efficacy studies (in appropriate models of inhalational anthrax disease if following the Animal Rule) or clinical studies required for Accelerated Approval using validated endpoints; and 3) other studies as deemed necessary by FDA. Contractor shall adhere to Institutional Animal Care and Use Committee guidelines, Good Laboratory Practice regulations, Good Clinical Practice regulations, and all other applicable FDA regulations in the conduct of non-clinical and clinical studies undertaken to support approval/licensure of the product.

2.	The Contractor shall initiate and complete advanced development/pivotal studies including 1) expanded human safety studies, 2) animal efficacy studies (in appropriate models of inhalational anthrax disease) if following the Animal Rule, or clinical studies required for Accelerated Approval, and 3) other studies as deemed necessary by FDA. All studies shall utilize the therapeutic products manufactured by the large-scale or fully representative process. Clinical studies shall not begin until the responsible FDA Center (Center for Drug Evaluation and Research (CDER) or Center for Biologics Evaluation and Review (CBER)) accepts the plans and protocols.

3.	Working together with the FDA, the Contractor shall consider the clinical use of the product (such as concurrently with antibiotics) in the design and conduct of the studies.

4.	The Contractor shall present a plan for conducting Phase 4 post-licensure/marketing studies.[1]
C.5.E Requirement 5 — Regulatory Submissions for Approval/Licensure and Emergency Use

[1]	As noted in the Animal Rule (21 CFR 314 Subpart I; 21 CFR 601 subpart H), the Offeror shall conduct post-marketing studies, such as field studies, to verify and describe the product’s clinical benefit and to assess its safety when used as indicated when such studies are feasible and ethical. Such post-marketing studies may not be feasible until an exigency arises (i.e., a situation in which anthrax therapeutics from the SNS are needed to treat U.S. civilians). When such studies are feasible, the Offeror shall conduct such studies with due diligence. Similarly, as noted in the regulations for Accelerated Approval (21 CFR 314 Subpart H; 21 CFR 601 Subpart E), approval is “subject to the requirement that the applicant study the drug further, to verify and describe its clinical benefit where there is uncertainty as to the relation of the surrogate endpoint to clinical benefit, or of the observed clinical benefit to the ultimate clinical outcome.”

1.	The Contractor shall prepare and submit the required regulatory submissions (as it pertains to the IND, and/or any Drug Master File(s), as specified in but not limited to 21 CFR 312, 314.420, and 601) to the FDA to conduct advanced development/pivotal studies and obtain approval/licensure.

2.	The Contractor shall prepare and submit an original NDA/BLA for therapeutic products for treatment of inhalational anthrax disease in order to obtain FDA approval/licensure. The Contractor shall discuss options, e.g. fast track and priority review, with FDA.

3.	The Contractor will provide the necessary data to CDC to support CDC submission of a CDC-held IND protocol and/or EUA to be utilized in the case of an anthrax public health emergency.

4.	Contractor shall provide evidence of general understanding of steps required for FDA licensure/approval, such as past performance, FDA approval/licensure of other products, etc.
C.5.F Requirement 6 — Shipment to SNS and Storage
1.	The Contractor will assume responsibility for the cost of shipping finished product once “usable” product requirements have been met to the SNS for long-term storage. The USG will assume responsibility for the cost of finished product long-term storage and emergency distribution of the finished product. The USG shall incur only the storage costs while the product is held within the USG’s control. The product shall remain in storage at the Contractor’s facility until the delivery of finished product to the SNS.

2.	The Contractor shall ensure that the delivery follows cGMP procedures to maintain the integrity of the product en route. The Contractor shall perform/execute all necessary pilot transfers and validate the shipping method that will be used for delivery to the SNS prior to first shipment of product. The Contractor shall file the necessary documentation to the FDA for the safe movement of the product to include any protocol deviations en route.

3.	The Contractor shall be responsible for the secure and segregated storage of held intermediates and the FDP prior to lot release and subsequent shipment to the USG. The Contractor may also be required to store FDP at its own facility for up to three months at no additional cost. The Contractor may propose a delivery schedule that may not exceed 1 delivery per month. Thirty days advance notice is required prior to shipment to the SNS. However, while the product is in long-term storage with the USG (i.e., in SNS), the Contractor shall continue to be responsible for all quality control/quality assurance monitoring and subsequent reporting necessary to insure appropriate storage conditions of the product until said product is licensed. The Contractor, via this contract with the USG, will be expected to establish a written Quality Agreement as to the manner in which the product will be stored within the specific USG stockpile facility (ies) that will be identified post contract award. In addition, this Quality Agreement will outline the responsibilities of both the Contractor and the USG (i.e., SNS- Quality Control). These documents shall be drafted and signed by both parties prior to the transport and storage of the product.
C.5.G Requirement 7 — Disposition of Product Inventory
Upon expiration or termination (including partial termination) of this contract, the USG may effect final disposition of any FDP remaining in storage at the Contractor’s facility or in the SNS by any one or combination of the following methods:
1.	The USG may elect to direct the Contractor to ship within five (5) calendar days prior to the contract termination date, to a consignee(s) designated by the USG, all FDP remaining in storage at the Contractor’s facility.

2.	The USG may offer the FDP to be repurchased by the Contractor at the original purchase price.

The USG may elect to handle disposition of expired FDP by the following method:
3.	The USG may elect to direct the Contractor to ship all expired FDP and FDP scheduled to expire within 30 calendar days to the USG to the location specified by the USG.
C.5.H Requirement 8 — Maintaining Production Capacity
The Contractor shall manufacture, release, maintain and monitor one (1) full scale lot of BDS per year for the life of the contract in order to maintain cGMP capacity to produce sufficient therapeutic courses of treatment of the product to replace expired FDP when ordered by the USG. All BDS shall be tested for stability. The Contractor shall store and handle such BDS lots such that BDS is suitable for continued manufacture into FDP.
C.5.I Requirement 9 — Clinical Trials in Special Populations
The Contractor shall compile available data and initiate and complete any necessary additional animal and human studies to obtain expanded labeling in special populations, including pediatric and geriatric populations. These studies to support additional clinical indications shall be investigational and conducted under an IND (including, when possible, post-event studies), even if the product is approved for a different population.
C.5.J Requirement 10 — Security of Contract Operations
The Contractor’s Security Plan shall be included as part of the Technical Proposal and will be incorporated into any resultant contract. Performance of work under this contract shall be in accordance with this written Security Plan.
C.5.K Requirement 11 — Information Technology Security
The Contractor’s IT Security Plan shall be included as part of the Technical Proposal and will be incorporated into any resultant contract. Performance of work under this contract shall be in accordance with this written IT Security Plan.

Section D — Packaging and Marking
D.1 Method of Delivery
     Unless otherwise specified by the Contracting Officer or the Contracting Officer’s representative, delivery of items, to be furnished to the government under this contract (including invoices), shall be made by first class mail.

Section E — Inspection and Acceptance

FAR SOURCE	TITLE AND DATE
52.246-2	Inspection of Supplies — Fixed-Price (Aug 1996)

52.246-3	Inspection of Supplies — Cost-Reimbursement (May 2001)

52.246-5	Inspection of Services — Cost-Reimbursement (Apr 1984)

52.246-16	Responsibility for Supplies (Apr 1984)
E.1 Inspection and Acceptance (Jul 1999)
     Inspection and acceptance of the articles, services, and documentation called for herein shall be accomplished by the Contracting Officer, or his duly authorized representative (who for the purposes of this contract shall be the Project Officer) at the destination of the articles, services or documentation.

Section F — Deliveries Or Performance

FAR SOURCE	TITLE AND DATE
52.211-17	Delivery of Excess Quantities (Sep 1989)

52.242-15	Stop-Work Order (Aug 1989)

52.242-15 Alternate I	Stop-Work Order (Alternate I) (Apr 1984)

52.242-17	Government Delay of Work (Apr 1984)

52.247-34	F.o.b. — Destination (Nov 1991)

52.247-35	F.o.b. — Destination, within Consignee’s Premises (Apr 1984)
F.1 Period of Performance
The period of performance shall be twelve (12) months from the effective date of contract award. The contract contains optional contract line items, which may be exercised by the government, and could potentially increase the period of performance an additional forty-eight (48) months.
F.2 Contract Deliverables
     The following deliverables are applicable to CLINs 0001 & 0002:
1.	A quantity of FDP that includes 10 grams of active pharmaceutical ingredient to be delivered within 2 months of contract award to the USG for comparative testing. (CLIN 0001)

2.	Technical data associated with test support. (CLIN 0002)
     The following deliverables are applicable if optional CLINs 0003 — 0008 are funded:
1.	Written Memorandum of Agreement and responsibilities document between the Contractor and the USG stockpile facility within 6 months of notification of the USG-chosen storage location. (CLIN 0003A and 0003B)

2.	Within the ranges outlined in CLIN 0003A the USG will make a funding determination of between 10,000 to 100,000 therapeutic courses of treatment for inhalational anthrax disease. The funded quantity, based upon the exercise of optional CLIN 0003A, shall be delivered to the SNS as usable product. The quantity funded by the exercise of optional CLIN 0003A must be delivered to the SNS within a timeframe not to exceed thirty-six (36) months after the optional CLIN is exercised. All doses delivered must be licensable/approvable lots if not already licensed/approved, and data must be provided to support expectation of a reasonable shelf-life in the stockpile. (CLIN 0003A)

3.	A copy of the approval letter from the Contractor’s IRB, a copy of the clinical protocol, and a copy of the informed consent document to be provided in advance of beginning any clinical trial. (CLIN 0003B, CLIN 0007, and CLIN 0008)

4.	An FDA approval/licensure letter for the NDA/BLA for the therapeutic products for inhalational anthrax disease to include those therapeutic courses of treatment of FDP stored in the SNS. (CLIN 0005)

5.	Evidence, including a summary of salient results, of an ongoing Quality Control/Quality Assurance Program for the monitoring of SNS stored product while the product is under IND and ongoing stability testing of the retained lots of product in SNS through the end of the contract. (CLIN 0003B)

6.	Submission of final study reports as evidence of completion of any necessary additional animal and human studies to obtain expanded labeling in special populations, including pediatric and geriatric populations (CLIN 0007); proof of submission to FDA of appropriate regulatory submissions to address label changes (CLIN 0004, 0007) and submission of final study reports for Phase 4 licensure/marketing studies. (CLIN 0008)

7.	One (1) full scale lot of BDS per year (to be held at the Contractor’s facility) to maintain cGMP capacity for the production of the therapeutic products for inhalational anthrax disease for the life of the contract. (CLIN 0006)

8.	Copies of all FDA inspection reports, including Form 483, for all aspects of final finished product manufacturing and any GMP inspection reports and copies of correspondence with FDA. (CLIN 0003A and CLIN 0003B)
F.3 Reporting Requirements
The Contractor(s) shall submit to the Contracting Officer and to the Project Officer technical progress reports covering the work accomplished during each reporting period. These reports are subject to the technical inspection and requests for clarification by the Project Officer. These shall be brief and factual and prepared in accordance with the following format:
Monthly Technical Progress Reports: On the fifteenth of each month for the previous calendar month, the Contractor shall submit a Monthly Technical Progress Report to the Project Officer and the Contracting Officer. A monthly report will not be required for the period when the final report is due. The Contractor shall submit one copy of the Monthly Progress Report electronically via e-mail. Any attachments to the e-mail report shall be submitted in Microsoft Word, Excel, Project or compatible versions. Such reports shall include the following specific information:
The contract number and title, the period of performance being reported, the Contractor’s name and address, the author(s), and the date of submission;
Section I — An introduction covering the purpose and scope of the contract effort during the period of performance being reported;
Section II — The report shall detail, document, and summarize the results of work done during the period covered, including problems encountered and corrective actions taken. This shall include the information listed below that is applicable, for the relevant CLINs, for the performance period during the month being reported.
a.	Progress in production and delivery of (1) IND FDP for USG testing and (2) FDP to the SNS

b.	Scale up to full production capacity assessment, including raw material procurement status;

c.	Quality control/quality assurance monitoring;

d.	FDA inspections and consultation results or recommendations;

e.	Storage and stability studies for expiration date results (accelerated, stress, and long-term storage conditions);

f.	Security assessment;

g.	Progress, results, and final reports of expanded human safety studies;

h.	Progress, results, and final reports of efficacy studies performed in animals if following the Animal Rule, or clinical studies required for Accelerated Approval;

i.	Progress, results, and final reports of any other studies deemed necessary by FDA;

j.	Progress in providing data to CDC to support CDC submission of a CDC-held IND protocol and/or EUA to be utilized in the case of an anthrax public health emergency;

k.	Progress in obtaining FDA approval/licensure for the therapeutic entity for the treatment of inhalational anthrax disease;

l.	Progress in execution of any product disposition directions provided by the USG;

m.	Progress, results, and final reports of any necessary additional animal and human studies to obtain expanded labeling in special populations, including pediatric and geriatric populations;

n.	Potency and stability testing results;

o.	Inventory report of total number of FDP therapeutic courses of treatment in storage during the month, to include: lot number, expiration date, and bulk quantity (if applicable);

p.	Progress in production of one full scale lot of BDS per year in order to maintain cGMP capacity;

q.	Quantity of out-of-date FDP, assessment and recommendations to replacement FDP orders to maintain required stockpile quantities;

r.	Physical storage facilities (Contractor and SNS) assessments
Section III — Overall project assessment, problems encountered, corrective actions taken by the Contractor, recommendations for USG action, etc. An explanation of any difference between planned progress and actual progress, why the differences have occurred, and, if behind planned progress, what corrective steps are planned. The project plan and schedule, with accompanying Gantt chart, will be updated in each Monthly Report and compared to the locked project baseline.
Section IV: Summary of the work planned for the next reporting period.
Final Report : By the expiration date of the contract, the Contractor shall submit a comprehensive Final Report that shall detail, document, and summarize the results of the entire contract work. The report shall explain comprehensively the results achieved.

Section G — Contract Administration Data
G.1 Payment by Electronic Funds Transfer (Jan 2000)
     (a) The Government shall use electronic funds transfer to the maximum extent possible when making payments under this contract. FAR 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration, incorporated by reference in Section I, requires the contractor to designate in writing a financial institution for receipt of electronic funds transfer payments.
     (b) The contractor shall make the designation by submitting the form titled “ACH Vendor/Miscellaneous Payment Enrollment Form” to the address indicated below. Note: The form is either attached to this contract (see Section J, List of Attachments) or may be obtained by contacting the Contracting Officer or the CDC Financial Management Office at (404) 687-6666.
     (c) In cases where the contractor has previously provided such designation, i.e., pursuant to a prior contract/order, and been enrolled in the program, the form is not required.
     (d) The completed form shall be mailed after award, but no later than 14 calendar days before an invoice is submitted, to the following address:
G.2 Invoice Submission (Jul 1999) (Fixed Price Line Items)
     (a) The Contractor shall submit an original and three copies of contract invoices to the address shown below:
[***], Contracting Officer
Office of Research and Development Coordination
Department of Health and Human Services
Office of Public Health Emergency Preparedness
200 Independence Avenue, S.W., Room 636G
Washington, D.C. 20201
     (b) The Contractor agrees to include (as a minimum) the following information on each invoice:
(1) Contractor’s Name & Address
(2) Contractor’s Tax Identification Number (TIN)
(3) Contract Number
(4) Invoice Number
(5) Invoice Date
(6) Contract Line Item Number
(7) Quantity
(8) Unit Price & Extended Amount for each line item
(9) Total Amount of Invoice
(10) Name, title and telephone number of person to be notified in the event of a defective invoice
(11) Payment Address, if different from the information in (c)(1).
Invoice Submission — (Cost Type Line Items)
(c) Contractor voucher requests for reimbursement shall conform to the form, format, and content requirements of the Billing Instructions for Negotiated Cost Type Contracts, made a part of the contract in Section J.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d) The Contractor shall, in addition to the above requirements, submit a detailed breakout of costs as supporting backup and shall place the following signed Contractor Certification on each invoice/voucher submitted under this contract:
I certify that this voucher reflects (fill in Contractor’s name) request for reimbursement of allowable and allocable costs incurred in specific performance of work authorized under Contract (fill in contract number)/Task (fill-in task order number, if applicable), and that these costs are true and accurate to the best of my knowledge and belief.
(Original Signature of Authorized Official)
Typed Name and Title of Signatory
(e) The date of receipt of a proper invoice/voucher by the Contracting Officer shall be used for the purpose of Prompt Payment Act time computations.
G.4 Reimbursement of Cost (Apr 2000)
     (a) For the performance of this contract, the Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with the clause entitled Allowable Cost and Payment in Section I, Contract Clauses. Examples of allowable costs include, but are not limited to, the following:
     (1) All direct materials and supplies which are used in the performing of the work provided for under the contract, including those purchased for subcontracts and purchase orders.
     (2) All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.
     (3) All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.
     (4) Special expenditures which, upon request from the Contractor, the Contracting Officer approves as being an allowable cost under this contract, such as purchase or lease of office furniture or equipment, etc..
     (5) All travel costs plus per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract. These costs will be in accordance with the Contractor’s policy and subject to the following:
          (i) Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).
          (ii) Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.
          (iii) Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR).
          (iv) Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.
     (b) Except as stated herein, the Contractor shall not incur costs unless the prior written authorization of the Contracting Officer has been obtained. When costs are incurred without such prior authorization, with the intent of claiming reimbursement as direct costs, it shall be at the contractor’s risk.

G.5 Payments (Jul 1999) (Cost Type Line Items only) (See B.7 for dollar amounts)
     The cost of the work to be performed by the Contractor under this contract (exclusive of the fixed-fee) is estimated at $             . The Contractor shall receive a fixed-fee of $             for a total estimated cost-plus-fixed-fee of $             . The Contractor shall invoice for his fixed-fee in accordance with the clause of Section I entitled “Fixed-Fee” — FAR 52.216-08. Subject to the provisions of the clause entitled “Allowable Cost and Payment” of Section I, payments shall be made on a monthly basis as work progresses. After payment of 85% of the fixed-fee, as provided for in the clause entitled “Fixed-Fee” — FAR 52.216-08 of Section I, further payment on account of the fixed-fee shall be withheld until final payment.
G.6 Contracting Officer (Jul 1999)
     (a) The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.
     (b) No information, other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the United States Government, or otherwise, shall be considered grounds for deviation from any stipulation of this contract.
G.7 Evaluation of Contractor Performance (Jan 2000)
     (a) Purpose:
     In accordance with FAR 42.1502, the Contractor’s performance will be periodically evaluated by the government in order to provide current information for source selection purposes. These evaluations will therefore be marked “Source Selection Information.”
     (b) Performance Evaluation Period:
     The Contractor’s performance will be evaluated at least annually.
     (c) Evaluators:
     The performance evaluation will be completed jointly by the Project Officer and the Contracting Officer.
     (d) Performance Evaluation Factors:
     The contractor’s performance will be evaluated in accordance with the attachment listed in Section J titled “Performance Evaluation Report.”
     (e) Contractor Review:
     A copy of the evaluation will be provided to the contractor as soon as practicable after completion of the evaluation. The contractor shall submit comments, rebutting statements, or additional information to the Contracting Officer within 30 calendar days after receipt of the evaluation.
     (f) Resolving Disagreements Between the Government and the Contractor:
     Disagreements between the parties regarding the evaluation will be reviewed at a level above the Contracting Officer. The ultimate conclusion on the performance evaluation is a decision of the contracting agency. Copies of the evaluation, contractor response, and review comments, if any, will be retained as part of the evaluation.

     (g) Release of Contractor Performance Evaluation Information:
     The completed evaluation will not be released to other than Government personnel and the contractor whose performance is being evaluated. Disclosure of such information could cause harm both to the commercial interest of the Government and to the competitive position of the contractor being evaluated as well as impede the efficiency of Government operations.
     (h) Source Selection Information:
     Departments and agencies may share past performance information with other Government departments and agencies when requested to support future award decisions. The information may be provided through interview and/or by sending the evaluation and comment document to the requesting source selection official.
     (i) Retention Period:
     The agency will retain past performance information for a maximum period of three years after completion of contract performance for the purpose of providing source selection information for future contract awards.
G.8 Negotiated Indirect Cost Rates
(a)	Notwithstanding the provisions of the clause entitled “Allowable Cost and Payment” in Section I, Contract Clauses, allowable indirect costs under this contract shall be obtained by applying negotiated indirect cost rates to bases agreed upon by the parties, as specified below.

(b)	Pending establishment of final rates for any period, the Contractor shall be reimbursed for allowable indirect costs at the following rate(s):

TYPE	RATE	BASE
Fringe Benefits	[***]	Direct Labor
G & A	[***]	Direct Labor

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section H — Special Contract Requirements
H.1 HHSAR 352.270-5 Key Personnel (Apr 1984)
The personnel specified in this contract are considered to be essential to the work being performed hereunder. Prior to diverting any of the specified individuals to other programs, the Contractor shall notify the Contracting Officer reasonably in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on the program. No diversion shall be made by the Contractor without the written consent of the Contracting Officer; provided, that the Contracting Officer may ratify in writing such diversion and such ratification shall constitute the consent of the Contracting Officer required by this clause. The contract may be modified from time to time during the course of the contract to either add or delete personnel, as appropriate.

[***] [***] [***] [***] [***]	[***] [***] [***] [***] [***]
H.2 Prohibition on the Use of Appropriated Funds for Lobbying Activities (Jul 1999)
     The contractor is hereby notified of the restrictions on the use of Department of Health and Human Service’s funding for lobbying of Federal, State and Local legislative bodies.
     Section 1352 of Title 10, United Stated Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement. For additional information of prohibitions against lobbying activities, see FAR Subpart 3.8 and FAR Clause 52.203-12.
     In addition, the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress, or any State or Local legislative body itself.
     The current Department of Health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any State or Local legislature.
H.3 Smoke Free Environment (Jul 1999)
     In compliance with Department of Health and Human Services (DHHS) regulations, all contractor personnel performing work within CDC/ATSDR facilities shall observe the CDC/ATSDR smoke-free working environment policy at all times. This policy prohibits smoking in all CDC/ATSDR buildings and in front of buildings which are open to the public. This policy is also applicable to contractor personnel who do not work full-time within CDC/ATSDR facilities, but are attending meetings within CDC/ATSDR facilities.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

H.4 Representations, Certifications and Other Statements of Offerors (Jul 1999)
     The Representations, Certifications and Other Statements of Offerors submitted by [***] dated 10/25/04 are hereby incorporated by reference, with the same force and effect as if they were given in full text.
H.5 Government Property (Jan 2000)
     (a) Government-Furnished Property (GFP). The Government reserves the right to supply the Contractor, as Government-furnished property, any additional supplies, equipment, and materials determined by the Contracting Officer to be necessary and in the best interest of the Government in the performance of this contract provided the property is furnished, or the Contractor is notified of the Government’s intent to furnish it, prior to the Contractor’s commitment to acquire such items.
     (b) Contractor-Acquired Property (CAP). Regardless of the place of performance, when the costs of such items will be charged to the contract, the Contractor must receive written consent from the Contracting Officer prior to purchase of any item which requires such consent under FAR 52.244-2 (see Section I, FAR 52.244-2, paragraphs (c), (d) and (e)).
     (c) If performance of this contract is within and on Government facilities, and the Government-furnished property or contractor-acquired property is for use only within or on the Government facilities, the control and accountable record keeping for such property shall be retained by the Government (see FAR 52.245-1, Property Records). The Contractor shall remain accountable for loss or damage, but will not be required to submit an annual inventory or place its own bar codes on the items. The Government will provide property labels and other identification for contractor-acquired Government property under this paragraph.
     (d) If performance of this contract is not within Government facilities, and there is either Government-furnished property or contractor-acquired property being used in performance of the work, the Contractor shall be responsible for the control and accountable record keeping for such property in accordance with FAR Subpart 45.5 as supplemented by HHS Publication (OS) 74.115 entitled “Contractor’s Guide for Control of Government Property,” a copy of which will be provided upon request.
     (e) The Chief of Material Management Branch, PGO, Centers for Disease Control and Prevention (CDC), is hereby designated as the Property Administrator for this contract. The Contractor agrees to furnish information regarding the Government property under this contract to the Property Administrator, an authorized representative, or a duly designated successor(s). The Contractor shall identify each item of equipment furnished by the Government to the Contractor or acquired by the Contractor using contract funds, with a suitable decal, tag, or other marking, as prescribed by the Property Administrator, and shall follow the guidance set forth in the “Contractor’s Guide for Control of Government Property.”
H.6 Year 2000 Compliance (Jul 1999)
     Unless elsewhere exempted, information technology (if any) to be acquired under this contract/purchase order, which will be required to perform date/time processing involving dates subsequent to December 31, 1999, shall be Year 2000 compliant as defined in Federal Acquisition Regulation Part 39.002.
H.7 Registration with the Select Agent Program for Work Involving the Possession, Use, and/or Transfer of Select Biological Agents or Toxins
Work involving select biological agents or toxins shall not be conducted under this contract until the contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.
For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC),

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73. No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.
For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (http://www.cdc.gov/od/sap/docs/42cfr73.pdf) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73. When requested by the contracting officer, the contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.
Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://www.cdc.gov/od/sap/.
H.8 Protection of Human Subjects
1. Basic Requirements:
a)	No contract involving human subjects research shall be awarded until acceptable assurance has been given that the project or activity will be subject to initial and continuing review by an appropriate institutional review committee(s) as described in 45 CFR Part 46. Contracts involving human subjects will not be awarded to an individual unless the individual is affiliated with or sponsored by an institution that has an Office for Human Research Protections (OHRP) approved assurance of compliance in place and will assume responsibility for safeguarding the human subjects involved. The OHRP web site is: http://www.hhs.gov/ohrp. The Offeror further agrees to provide certification at least annually that the institutional review board has reviewed and approved the procedures which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

b)	The Offeror shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract in a proper manner and as safely as is feasible. The parties hereto agree that the Offeror retains the right to control and direct the performance of all work under this contract. Nothing in this contract shall be deemed to constitute the Offeror or any subcontractor, agent or employee of the Offeror, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The Offeror agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent Offeror without imputing liability on the part of the Government for the acts of the Offeror or it employees.

c)	If at any time during performance of this contract, the Contracting Officer determines, in consultation with the OHRP, that the Offeror is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Offeror corrects such noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing.

d)	If the Offeror fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OHRP, terminate this contract in whole or in part, and the Offeror’s name may be removed from the list of those Offerors with approved Health and Human Services Human Subject Assurances.
2. Restricted Award:
This contract requires the awardees to participate in the development and implementation of new study protocols involving human subjects. Under governing regulations, Federal funds which are administered by the Centers for Disease Control and Prevention (CDC) shall not be expended by the awardees for research involving human subjects, nor shall human subjects be involved in research activities by the awardees under this award unless satisfactory evidence of approval by the awardee’s Institutional Review Board for the Protection of Human Subjects (IRB) is submitted to CDC by the awardees within 40 days of development of the protocol. Each performance site must also assure compliance with 45 CFR 46 and receive the IRB’s approval before expenditure of funds or involvement of human subjects.
H.9 Animal Care
Notice to Offerors of Requirement for Adequate Assurance of Protection of Vertebrate Animal Subjects
The PHS Policy on Humane Care and Use of Laboratory Animals requires that applicant organizations proposing to use vertebrate animals file a written Animal Welfare Assurance with the Office for Laboratory Animal Welfare (OLAW), establishing appropriate policies and procedures to ensure the humane care and use of live vertebrate animals involved in research activities supported by the PHS. The PHS Policy stipulates that an applicant organization, whether domestic or foreign, bears responsibility for the humane care and use of animals in PHS-supported research activities. Also, the PHS policy defines “animal” as “any live, vertebrate animal used, or intended for use, in research, research training, experimentation, biological testing or for related purposes.” This Policy implements and supplements the U.S. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing, Research, and Training, and requires that institutions use the Guide for the Care and Use of Laboratory Animals as a basis for developing and implementing an institutional animal care and use program. This Policy does not affect applicable State or local laws or regulations that impose more stringent standards for the care and use of laboratory animals. All institutions are required to comply, as applicable, with the Animal Welfare Act as amended (7 USC 2131 et. seq.) and other Federal statutes and regulations relating to animals. These documents are available from the Office of Laboratory Animal Welfare, National Institutes of Health, Bethesda, MD 20892, (301) 496-7163. See http://grants.nih.gov/grants/olaw/olaw.htm.
No PHS supported work for research involving vertebrate animals will be conducted by an organization, unless that organization is operating in accordance with an approved Animal Welfare Assurance and provides verification that the Institutional Animal Care and Use Committee (IACUC) has reviewed and approved the proposed activity in accordance with the PHS policy. Applications may be referred by the PHS back to the institution for further review in the case of apparent or potential violations of the PHS Policy. No award to an individual will be made unless that individual is affiliated with an assured organization that accepts responsibility for compliance with the PHS Policy. Foreign applicant organizations applying for PHS awards for activities involving vertebrate animals are required to comply with PHS Policy or provide evidence that acceptable standards for the humane care and use of animals will be met. Foreign applicant organizations are not required to submit IACUC approval.
Care of Live Vertebrate Animals
1. Before undertaking performance of any contract involving research on live, vertebrate animals, the Offeror shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2316 and 9 CFR Section 2.30. The Offeror shall furnish evidence of such registration to the Contracting Officer.
2. The Offeror shall acquire animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2131-2157 and 9 CFR Sections 2.1-2.11, or from a source that is exempt from licensing under those sections.

3. The Offeror agrees that the care and use of any live, vertebrate animals used or intended for use in the performance of this contract will conform with the PHS Policy on Humane Care and Use of Laboratory Animals, the current Animal Welfare Assurance, the Guide for the Care and Use of Laboratory Animals prepared by the Institute of Laboratory Animal Resources, and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR Subchapter A, Parts 1-3). In case of conflict between standards, the more stringent standard shall be used.
4. If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Offeror is not in compliance with any of the requirements and/or standards stated in paragraphs (1) through (3) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Offeror corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Offeror fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Offeror ‘s name may be removed from the list of those Offeror s with approved Public Health Service Animal Welfare Assurances.
The Offeror may request registration of its facility and a current listing of licensed dealers from the Animal Care Sector Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the sector in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program, may be obtained by contacting: Animal Care Staff USDA/APHIS 4700 River Road, Unit 84 Riverdale, MD 20737 (301) 734-4980. Offerors proposing research that involves live, vertebrate animals will be contacted by OLAW and given detailed instructions on filing a written Animal Welfare Assurance with the PHS. Offerors are encouraged to visit the OLAW website at http://grants.nih.gov/grants/olaw/olaw.htm for additional information. OLAW may be contacted at the National Institutes of Health at (301) 594-2289.
Approval of Required Assurance by OLAW
Under governing regulations, federal funds which are administered by the Centers for Disease Control and Prevention (CDC) shall not be expended by the Offeror for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the Offeror under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 is submitted within 30 days of the date of this award and approved by the Office of Laboratory Animal Welfare (OLAW). Each performance site (if any) must also assure compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 with the following restriction: Only activities which do not directly involve live vertebrate animals (i.e. are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by the Offeror or individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28. Additional information regarding OLAW may be obtained via the Internet at http://grants2.nih.gov/grants/olaw/olawaddr.htm.
H.10 Indemnification and Support Anti-Terrorism by Fostering Effective Technologies Act of 2002 (Safety Act)
Indemnification: The Contractor shall be required to attempt to obtain clinical trial insurance. If Contractors are unable to obtain sufficient insurance coverage for activities under the contract, and the Contractor desires indemnification pursuant to Public Law No. 85-804 from the USG, the Contractor shall submit a request to DHHS for indemnification by the USG. The Contractor’s “Request for Indemnification” shall provide all information and documentation as required by Federal Acquisition Regulation 50.403-1(a) (“Indemnification Requests”). Such requests may be forwarded to the Contracting Officer at any time; however in accordance with the FAR, requests for indemnification will not be considered for approval until after contract award.
The United States Government agrees that the Anthrax Therapeutics Product delivered under this contract will not be used in humans unless indemnification has been approved in accordance with FAR subpart 50.4 that is mutually agreeable to both parties or another sufficient liability protection mechanism is enacted or established. The United States Government will assist the Contractor in resolving the Contractor’s liability concerns related to this contract and will not take any public position adversely affecting the Contractor’s requirement for full indemnification or liability protection before the product may be used in humans consistent with this contract.
SAFETY Act: As a requirement of indemnification, Contractor will be required by the terms of the indemnification agreement to request to the Department of Homeland Security (DHS) for liability protection under the terms of the SAFETY Act. (6 U.S.C. §§ 441-44; see also 6 C.F.R. pt. 25)
H.11 Laboratory License Requirement
The Offeror shall comply with all applicable FDA requirements, requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended) and the Current Good Manufacturing Practices Regulations (cGMP). This requirement shall also be included in any subcontract for services under this contract.
H.12 Manufacturing Standards
The Current Good Manufacturing Practice Regulations (cGMP) (21 CFR Parts 210-211) will be the standard to be applied for manufacturing, processing and packing of this therapeutic product.
If at any time during the life of the contract, the Offeror fails to comply with cGMP in the manufacturing, processing and packaging of this therapeutic product and such failure results in a material adverse effect on the safety, purity or potency of this therapeutic product (a material failure) as identified by CBER and CDER, the Offeror shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure. If the Offeror fails to take such an action within the thirty (30) calendar day period, then the contract may be terminated.
H.13 Review and Approval
The Contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract, without written approval in advance from the Government.
H.14 Incorporation of Technical Proposal
The Contractor’s technical proposal dated 10/26/04, 6/8/05, 7/21/05, & 9/6/05, submitted in response to RFP 2004-N-01385, is hereby incorporated into the contract by reference. The Contractor shall perform the work substantially as set forth in the technical proposal. Any revisions to the technical proposal that would significantly alter the technical approach must be approved in writing by the Contracting Officer. In the event of a conflict between Section C, Statement of Work, and the Contractor’s technical proposal, Section C shall take precedence.
H.15 Identification and Disposition of Data
The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS). DHHS reserves the right to review any other data determined by DHHS to be relevant to this contract. The contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.
H.16 Intellectual Property
The USG expects and requires that any successful offeror will take all steps necessary to secure access to all intellectual property, know-how and tangible materials prior to contract award and that the offeror will need to fulfill its obligations under the contract. Accordingly, the USG requires evidence that the offeror has secured access to such intellectual property, know-how and tangible materials necessary to fulfill its obligations under the contract.

H.17 Privacy Act Applicability
(a)	Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the Government. The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the act.

(b)	The Project Officer is hereby designated as the official who is responsible for monitoring contractor compliance with the Privacy Act.

(c)	This solicitation requires the Contractor to do one or more of the following: design, develop, or operate a system of records to accomplish an agency function in accordance with the Privacy Act of 1974, Public Law 93-579, December 31, 1974 (5 USC 552a) and applicable agency regulations. Violations of the Act may involve the imposition of criminal penalties. The Privacy Act System of Records applicable to this project is yet to be assigned.
H.18 Prohibition on Contractor Involvement with Terrorist Activities
The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to Executive Order 13224 and Public Law 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.
H.19 Priority of Government Requirements
The contractor is not restricted in marketing this product outside the United States and its possessions provided that such marketing does not interfere with performance under this contract. The Contractor is permitted to market the product developed under this contract in the United States and its possessions provided that such marketing does not interfere with performance under this contract.
H.20 Security Plan Requirements
The Contractor is required to have an established security plan for the development, manufacturing, storage and distribution work performed under this contract that ensures against theft, tampering or destruction of pertinent documents and the specific therapeutic for inhalational anthrax disease. The Contractor’s security plan shall demonstrate how the physical facilities will be protected using, for example, fencing, controlled access, surveillance equipment, tamper evident packaging, and armed guards.
The Security Plan shall also describe the procedures to be utilized to control the general internal operations of the firm and a description of the facility(ies) in which the work will be performed, including any subcontractors. The Security Plan shall also describe the Contractor’s process for conducting background investigations for all employees and subcontractors who will have access to the development, manufacturing and storage of the product.
This plan shall include the security measures to be used to protect the therapeutic to be stored at the Contractor’s facility (e.g., refrigeration/freezer alarm systems, backup electrical power generator systems, etc.), and the contingency plan (including any backup or redundant facilities) to accommodate any manufacturing and storage problems caused by natural or man-made disasters, power loss, refrigerant loss, equipment failures, etc. The contingency plan shall include a description of the timeline for restarting production.

H.21 Information Technology Security
The Contractor shall provide information in both paper and electronic formats to Government Agencies and support services Contractors, including and especially the SNS, per USG direction. The Contractor shall provide the IT security plan to safeguard computers, databases, and other IT materials associated with the contract. This plan shall demonstrate confidentiality and integrity of and timely access by authorized individuals to data, information and information technology systems. The Contractor shall agree to comply with the IT system security and/or privacy specifications set forth in the Statement of Work, the Computer Security Act of 1987 Office of Management and Budget (OMB) Circular A-130, Appendix III, “Security of Federal Automated Information Systems,” and the DHHS Automated Information Systems Security Program Handbook (Release 2.0, dated May 1994). The Contractor further agrees to include this provision in any subcontract awarded pursuant to this prime contract. NOTE: OMB A-130 <http://wwwoirm.nih.gov/policy/aissp.html> is accessible via web site.
H.22 Reserved
H.23 Changes resulting from Amendment 00003 to the RFP 2004-N-01385
A.	Compliance with Project BioShield: Section I.1, FAR 52.216-7, Allowable Cost and Payment (Dec 2002)(DEVIATION). Paragraph (a)(1) is modified to read: In accordance with Public Law 108-276, the Contractor may not invoice for payment under contract line item number 0003B, 0006, 0007, and 0008 prior to satisfying the paragraph of this contract entitled “Payment conditioned on delivery of usable product.” After satisfaction of the paragraph “Payment conditioned on delivery of usable product,” the Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) Subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.
B.	Payment conditioned on delivery of usable product: No payment shall be made under Optional CLINS until the delivery and acceptance of one production run of FDP under CLIN 0003A of “usable” product supported by a sufficient body of safety, efficacy, and cGMP manufacturing data to use under a CDC-held IND protocol and/or EUA, or licensed/ approved product.
C.	Definition of Usable Product: Usable product is defined as the final formulation of drug product derived from a fully validated manufacturing process, i.e., consistency lot FDP. There must be a high degree of confidence, as determined by the FDA, that all manufactured units of FDP from successive lots will meet acceptable product specifications as demonstrated by comprehensive and satisfactory in-process and release testing. A minimum of three (3) consistency lots must be manufactured at commercial scale to demonstrate reproducibility and provide an accurate measure of variability among successive runs. The product must meet stability specifications to the satisfaction of FDA prior to entry into the SNS. The efficacy data to support usable product and license requirements must be derived from studies using FDP produced from a fully validated manufacturing process. An ongoing stability program must be in place using a stability indicating assay(s) that has been agreed upon by FDA.
H.24 Government Assistance to Contractor in Litigation.
In the event that a claim or suit for damages is brought against the Contractor by a third party arising out of its performance of this contract, the Government will provide reasonable and timely access to documents potentially relevant to the Contractor’s assertion of defenses to any dispute with a third party, including but not limited to a claim for bodily injury or other damages allegedly arising out of the use or ingestion on any product delivered to the

Government under this contract. In addition, the Government will consider any request from the contractor, to assist the Contractor in litigation, including a request to support the contractor’s assertion of appropriate defenses, including but not limited to the government contractor defense. If and when appropriate, the Government will file papers in support of the Contractor’s assertion of its defenses it such disputes.
H.25 Intellectual Property.
This contract is entered into on the understanding that the Unites States Government will not take any affirmative action to impair Contractor’s exclusive ownership of intellectual property brought to this contract, including, but not limited to, its patents or data rights, know-how, processes, procedures and methods (unless these are subject Inventions), its Master File and the existing IND.

Section I — Contract Clauses
Section I-1 — Clauses Incorporated By Reference
I.1 52.252-2 Clauses Incorporated by Reference (Feb 1998)
     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Please note that clauses are applicable to the various cost-reimbursement and fixed-price CLINs as provided by the FAR. Also, the full text of a clause may be accessed electronically at the address(es) below:
http://www.arnet.gov/far
http://farsite.hill.af.mil/VFFARa.htm or VFFAR1.htm

FAR SOURCE	TITLE AND DATE
52.202-1	Definitions (July 2004)

52.203-3	Gratuities (Apr 1984)

52.203-5	Covenant Against Contingent Fees (Apr 1984)

52.203-6	Restrictions on Subcontractor Sales to the Government (Jul 1995)

52.203-7	Anti-Kickback Procedures (Jul 1995)

52.203-8	Cancellations, Rescission, and Recovery of Funds for Illegal or Improper Activity (Jan 1997)

52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (Jan 1997)

52.203-12	Limitation on Payments to Influence Certain Federal Transactions (Jun 2003)

52.204-4	Printed or Copied Double-Sided on Recycled Paper (Aug 2000)

52.209-6	Protecting the Governments Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (Jan 2005)

52.215-2	Audit and Records — Negotiation (Jun 1999)

52.215-8	Order of Precedence — Uniform Contract Format (Oct 1997)

52.215-10	Price Reduction for Defective Cost or Pricing Data (Oct 1997)

52.215-12	Subcontractor Cost or Pricing Data (Oct 1997)

52.215-14	Integrity of Unit Prices (Oct 1997)

52.215-15	Pension Adjustments and Asset Reversions (Oct 2004)

52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other Than Pensions (July 2005)

52.215-19	Notification of Ownership Changes (Oct 1997)

52.215-20	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data (Oct 1997)

52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications (Oct 1997)

52.216-7	Allowable Cost and Payment (Dec 2002)(DEVIATION) See H.23A

FAR SOURCE	TITLE AND DATE
52.216-8	Fixed Fee (Mar 1997)

52.217-5	Evaluation of Options (Jun 1988)

52.217-6	Option for Increased Quantity (Mar 1989)(Insert: “one year after contract award”)

52.217-7	Option for Increased Quantity — Separately Priced Line Item (Mar 1989) (Insert: “one year after contract award”)

52.219-8	Utilization of Small Business Concerns (May 2004)

52.219-9	Small Business Subcontracting Plan (Jan 2002)

52.219-9	Small Business Subcontracting Plan (Alternate II) (Oct 2001)

52.219-16	Liquidated Damages — Subcontracting Plan (Jan 1999)

52.219-25	Small Disadvantaged Business Participation Program — Disadvantaged Status and Reporting (Oct 1999)

52.222-2	Payment for Overtime Premiums (Jul 1990)

52.222-3	Convict Labor (Jun 2003)

52.222-20	Walsh-Healey Public Contracts Act (Dec 1996)

52.222-21	Prohibition of Segregated Facilities (Feb 1999)

52.222-22	Previous Contracts and Compliance Reports (Feb 1999)

52.222-26	Equal Opportunity (Apr 2002)

52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)

52.222-36	Affirmative Action for Workers with Disabilities (Jun 1998)

52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)

52.223-3	Hazardous Material Identification and Material Safety Data (Jan 1997)

52.223-6	Drug-Free Workplace (May 2001)

52.223-7	Notice of Radioactive Materials (Jan 1997)

52.223-11	Ozone-Depleting Substances (May 2001)

52.223-14	Toxic Chemical Release Reporting (Aug 2003)

52.225-13	Restrictions on Certain Foreign Purchases (Mar 2005)

52.226-1	Utilization of Indian Organizations and Indian-Owned Economic Enterprises (Jun 2000)

52.227-1	Authorization and Consent (Jul 1995)

52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (Aug 1996)

52.227-3	Patent Indemnity (Apr 1984)

52.227-14	Rights in Data — General (Jun 1987)

52.227-14	Alternate II (June 1987)

52.227-15	Representation of Limited Rights Data and Restricted Computer Software (May 1999)

52.227-19	Commercial Computer Software — Restricted Rights (Jun 1987)

52.229-3	Federal, State, and Local Taxes (Apr 2003)

52.232-1	Payments (Apr 1984)

FAR SOURCE	TITLE AND DATE
52.232-8	Discounts for Prompt Payments (Feb 2002)

52.232-9	Limitation on Withholding of Payments (Apr 1984)

52.232-11	Extras (Apr 1984)

52.232-17	Interest (Jun 1996)

52.232-18	Availability of Funds (Apr 1984)

52.232-20	Limitation of Cost (Apr 1984)

52.232-22	Limitation of Funds (Apr 1984)

52.232-23	Assignment of Claims (Jan 1986)

52.232-25	Prompt Payment (Oct 2003)

52.232-33	Payment by Electronic Funds Transfer — Central Contractor Registration (Oct 2003)

52.232-34	Payment by Electronic Funds Transfer — Other Than Central Contractor Registration (July 2004)

52.233-1	Disputes (Jul 2002)

52.233-3	Protest After Award (Aug 1996) “This clause is only applicable to the extent provided by the Project Bioshield Act of 2004.”

52.233-3	Protest After Award (Alternate I) (Jun 1985) “This clause is only applicable to the extent provided by the Project Bioshield Act of 2004.”

52.242-1	Notice of Intent to Disallow Costs (Apr 1984)

52.242-3	Penalties for Unallowable Costs (May 2001)

52.242-4	Certification of Final Indirect Costs (Jan 1997)

52.242-13	Bankruptcy (Jul 1995)

52.243-1	Changes — Fixed Price (Aug 1987)

52.243-1	Changes — Alternate II Changes — Fixed-Price (Apr 1984)

52.243-2	Changes — Cost-Reimbursement (Aug 1987)

52.244-2	Subcontracts (Aug 1998)

52.244-2	Subcontracts (Alternate II) (Aug 1998)

52.244-6	Subcontracts for Commercial Items (July 2004)

52.245-2	Government Property (Fixed-Price Contracts) (May 2004)

52.245-5	Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts) (May 2004)

52.245-5	Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts) (Alternate I) (Jun 2003)

52.246-23	Limitation of Liability (Feb 1997)

52.246-24	Limitation of Liability — High-Value Items (Feb 1997)

52.246-25	Limitation of Liability — Services (Feb 1997)

52.248-1	Value Engineering (Feb 2000)

52.249-2	Termination for Convenience of the Government (Fixed-Price) (May 2004)

52.249-6	Termination (Cost-Reimbursement) (May 2004)

52.249-8	Default (Fixed-Price Supply and Service) (Apr 1984)

FAR SOURCE	TITLE AND DATE
52.249-14	Excusable Delays (Apr 1984)

52.253-1	Computer Generated Forms (Jan 1991)

HHSAR SOURCE	TITLE AND DATE
352.202-1	Definitions (Jan 2001)

352.216-72	Additional Cost Principles (Oct 1990)

352.224-70	Confidentiality of Information (Apr 1984)

352.228-7	Insurance — Liability to Third Persons (Dec 1991)

352.232-9	Withholding of Contract Payments (Apr 1984)

352.233-70	Litigation and Claims (Apr 1984)

352.242-71	Final Decisions on Audit Findings (Apr 1984)

352.270-4	Pricing of Adjustments (Jan 2001)

352.270-6	Publications and Publicity (Jul 1991)

352.270-7	Paperwork Reduction Act (Jan 2001)

352.270-8	Protection of Human Subjects (Jan 2001)

352.270-9	Care of laboratory animals (Sept 1985)

Section J — List of Attachments

Attachment #	Attachment Description	Number of Pages

J.1	Billing Instructions for Cost Type Contracts	4 pages

J.2	Notes to Offerors	2 pages

J.3	Optional Form 310 Protection of Human Subjects Assurance	1 page

J.4	Text from Amendment 0004 to RFP clarifying Amendment 0003.	1 page

J.5	ACH Vendor Payment	1 page

J.6	Small Business Model Subcontracting Plan	7 pages

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
					1	11

2. AMENDMENT/MODIFICATION NO. Modification 0001		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO	5. PROJECT NO (If applicable.)

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6.)	CODE

DHHS / OS OPHEP / ORDC
200 Independence Ave.
SW, Room 636G
Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county Sate and ZIP Code)			☑ 9A.	AMENDMENT OF SOLICITATION NO

Human Genome Sciences, Inc
14299 Shady Grove Road
Rockville, MD 20850			9B.	DATED (SEE ITEM 11)

			☑ 10A.	MODIFICATION OF CONTRACT/ORDER NO
HHSO100200500006C

			10B.	DATED (SEE ITEM 11)
CODE		FACILITY CODE		09 / 23 / 05
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers      ☐ is extended      ☐ is not extended Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIRATION DATA (If required)
     TIN: 223178468      CAN: 1991535      Appropriation: 7560140       O.C. 26.11       $165,205,217.

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

CHECK ONE	A	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 1O1A.

	B	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43 103 (b).

☑	C	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 52 243-1 Changes FAR 52 217-7 Options

	D	OTHER (Specify type of modification and authority.)

E. IMPORTANT: Contractor ☐ is not, ☑ is required to sign this document and return 1 copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section heading, including solicitation/contract, subject matter where feasible.)

Purpose: To exercise an option for CLIN 0003A, CLIN 0003B, CLIN 0004, CLIN 0005, and the design portion of CLIN 0008; and embed contract milestones into this contract and modification; and add an advanced understanding under article B 8 as described on page 2.

The funded amount is increased by $165,205,217 from $1,797,372, to $167,002,589.
The total contract amount is increased by $165,205,217 from $1,797,372 to $167,002,589.
The contract expiration date is extended from 9/22/06 to 9/22/09.
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
H. Thomas Watkins, Chief Executive Officer		Brian K. Goodger

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ H. Thomas Watkins	6/19/06	/s/ Brian K. Goodger	6/19/06

(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01 152-B070 Previous edition unusable	STANDARD FORM 30 (REV 10-83) Prescribed by GSA FAR (48 CFR) 53 243

Contract Number HHSO100200500006C	Modification 1, page 2 of 11
HGS, Inc.
The purpose of this contract modification is to exercise an option for more quantity of product, and add an advance understating under this modification.
THEREFORE, the contract is hereby modified as follows:
ARTICLE B.7 Optional CLINs are hereby exercised as follows:
CLIN 0003A is optioned for 20,001 units
CLIN 0003B is optioned for 1 Job
CLIN 0004 is optioned for 20,001 units
CLIN 0005 is optioned for 20,001 units
CLIN 0008 is optioned for the design portion only

EXTENDED
ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	PRICE
0003A	The Contractor shall manufacture Anthrax Therapeutic Product and label as IND material.	[***] Thera-peutic Courses of Treatment	[***]	[***]
* In accordance with the Project Bio-Shield Act of 2004, the Contractor will be paid a discounted price per unit of a product that is not licensed, cleared or approved at the time of delivery to the USG as IND material. The contractor will be paid an additional amount under CLIN 0005 if the product becomes licensed, cleared, or approved by FDA before the expiration date of the contract.

This is a Firm Fixed-Price Line Item
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contract Number HHSO100200500006C	Modification 1, page 3 of 11
HGS, Inc.

TOTAL EST.
ITEM	SUPPLIES/SERVICES	QTY/UNIT	EST. COST	FIXED FEE	CPFF
0003B	Conduct Stability and Potency Testing, Advanced Development/Pivotal Studies, Submit Regulatory Submissions, Ship, Store, and Dispose of Product	1 Job	[***]	[***]	[***]

The Contractor shall perform Stability & Potency Testing, and Conduct Advanced Development/Pivotal Studies, etc. in accordance with Requirements 3-7 of the attached Statement of Work.

This is a Cost Plus Fixed-Fee Line Item.

QTY /
ITEM	SUPPLIES / SERVICES	UNIT	UNIT PRICE	EXTENDED PRICE
0004	The Contractor shall execute the labeling strategy to convert the investigative phase of the label to the approved/licensed label, in accordance with the attached Statement of Work.	[***] Thera-peutic Courses of Treatment	[***]	[***]
This is a Firm Fixed-Price Line Item.
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contract Number HHSO100200500006C	Modification 1, page 4 of 11
HGS, Inc.

UNIT
ITEM	SUPPLIES / SERVICES	QTY / UNIT	PRICE	EXTENDED PRICE
0005	The Contractor shall receive payment, for Anthrax Therapeutic Product labeled as FDA approved/licensed material, in accordance with the attached Statement of Work.	[***] Thera-peutic Courses of Treatment	[***]	[***]

The USG will authorize an additional payment to the Contractor once the therapeutic courses of treatment are finalized as FDA approved/licensed material in accordance with the discounted payment description in CLIN 0003A above.

This is a Firm Fixed-Price Line Item.

TOTAL
		QTY/	EST.	FIXED	EST.
ITEM	SUPPLIES / SERVICES	UNIT	COST	FEE	CPFF
0008	The Contractor shall Design Phase 4 Post Studies	1 Job	[***]	[***]	[***]

Design and conduct Phase 4 post marketing studies to verify and describe the product’s clinical benefit and assess safety when used as indicated in accordance with Section C.5, Requirement 4, of the Statement of Work.

This is a Cost Plus Fixed-Fee Line Item.
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contract Number HHSO100200500006C	Modification 1, page 5 of 11
HGS, Inc.
ARTICLE B.8 Advance Understanding
Continued Economies of Scale:
If during the manufacturing run of the 20,001 units exercised above, the Government decides to purchase an additional 10,000 units, the price would be [***].
FDA Meeting Minutes:
1. The Contractor shall forward the initial draft minutes and final draft minutes of any formal meeting with the FDA to ORDC.
2. The Contractor shall forward the final draft minutes of any informal meeting with the FDA to ORDC.
3. The Contractor shall forward the dates and times of any meeting with the FDA to ORDC.
4. The Contractor shall provide ORDC the opportunity to review and comment upon any questions to be submitted to the FDA. The Contractor shall provide ORDC with a 48 hour period in which to review and provide comments back to the Contractor.
Site Visits/Meetings/Man in Plant:
The Contractor shall provide for at least monthly site visits by the Government to the Contractor’s facility at the request of ORDC.
The Contractor shall provide for weekly teleconferences with the Government at the request of ORDC.
The Contractor shall allow for a US Government representative to work one day per week in the Contractors plant. This U.S. Government representative shall communicate any and all deviations in the work plan to the Government Project Officer and Contracting Officer.
PCT:
The Contractor shall work in collaboration with ORDC to establish and participate on a PCT (Project Coordination Team) that shall consist of monthly meetings unless otherwise requested by the Government, which shall include the Contractor’s participation and may include multiple organizations within the Department of Health & Human Services.
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contract Number HHSO100200500006C	Modification 1, page 6 of 11
HGS, Inc.
Usable Product:
FDP produced from or following three consistency lots shall be used in animal and clinical studies and shall be the product delivered to the SNS after completion of all necessary studies to fulfill the “usable product” requirement of the contract. Three conformance lots shall be produced prior to BLA application. If there is a difference in conformance lots compared to the earlier consistency lots, the Contractor shall replace the product that is in the SNS with the new product at no cost to the Government.
Further Clarification to page 32 (b. and c & J.4.1) of the Usable Product definition:
The definition of usable product found at H.23. of the contract is further clarified to state that sufficient safety (non-clinical and clinical) and efficacy data (non-clinical and other FDA requested tests) shall be submitted to the Contractor’s IND prior to delivery of immuno-therapeutic to the SNS to support use of investigational product for the inhalational treatment indication by the U.S. Government under an IND held by the CDC for contingency use protocol or an EUA. All specifications outlined in the usable product definition will be the basis for FDA/CDER review and concurrence that the product meets the usability criteria needed to initiate product delivery to the SNS.
ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED